MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2000-2
August 1, 2002 through August 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables				1,070,509,928.25
B.	Level Pay Pool Balance of the Initial Rec	963,462,283.36
C.	Last Scheduled Pmt Pool Bal of the Initial
	Rec						107,047,644.89
D.	Notes
	1.	Class A-1
		a.	Initial Balance			125,000,000.00
		b.	Note Interest Rate		6.72813%
		c.	Noteholders' Final Sched Pmt
			Date				15-Aug-01
	2.	Class A-2
		a.	Initial Balance			300,000,000.00
		b.	Note Interest Rate		6.7200%
		c	Noteholders' Final Sched
			Pmt Date			15-Jul-03
	3.	Class A-3
		a.	Initial Balance			260,000,000.00
		b.	Note Interest Rate		6.7800%
		c.	Noteholders' Final Sched
			Pmt Date			15-Oct-04
	4.	Class A-4
		a.	Initial Balance			174,467,000.00
		b.	Note Interest Rate		6.8600%
		c.	Noteholders' Final Sched
			Pmt Date			15-Jun-05
	5.	Class B
		a.	Initial Balance			65,339,000.00
		b.	Note Interest Rate		7.4200%
		c.	Noteholders' Final Sched
			Pmt Date			15-Aug-05
E.	Certificates Initial Balance			80,418,606.00
F.	Servicing Fee Rate 				1.00%
		Servicing Fee Rate for Deferred
		Receivables during Deferral Period	0.25%
G.	Wtd Avg Coupon (WAC) of the Initial
	Receivables					6.760%
H.	Wtd Avg Original Term to Maturity  (WAOM)
	of the Initial Rec				54.96 months
I.	Wtd Avg Remaining Term to Maturity (WAM)
	of the Initial Rec				53.32 months
J.	Number of Initial Receivables			49,424
K.	Reserve Account
	1.	Initial Reserve Account Deposit
		Percentage of Initial Pool		1.00%
	2.	Reserve Account Deposit on the
		Closing Date				10,052,246.06
	3.	Specified Reserve Balance Percentage	2.25%
	4.	Specified Reserve Balance Amount	22,617,553.64
L.	Yield Supplement Account Deposit on the
	Closing Date					6,860,752.89
M.	Yield Supplement Over Collateralization
	Balance on Closing Date				65,285,322.65
N.	Adjusted Principal Balance of Initial
	Receivables					1,005,224,606.00

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance				523,213,345.23
B.	Level Payment Pool Balance			432,779,421.30
C.	Last Scheduled Payment Pool Balance		90,433,923.93
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance	0.00
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover
			Shortfall			0.00
	2.	Class A-2
		a.	Prior Month Note Balance	0.00
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
	3.	Class A-3
		a.	Prior Month Note Balance	181,136,283.64
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
	4.	Class A-4
		a.	Prior Month Note Balance	174,467,000.00
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
	5.	Class B
		a.	Prior Month Note Balance	65,339,000.00
		b.	Interest Carryover Shortfall	0.00
		c.	Principal Carryover Shortfall	0.00
E.	Certificates Balance				80,418,606.00
F.	Reserve Account Balance				16,373,567.19
G.	Yield Supplement Account Balance		0.00
H.	Payahead Account Balance			294,719.36
I.	Yield Supplement Over Collatralization
	Balance 					21,852,455.59
J.	Deferred Receivables				0.00
K.	Cumulative Losses for All Prior Periods		30,463,846.44
L.	Weighted Average Coupon (WAC)			6.537%
M.	Weighted Average Remaining Term to
	Maturity  (WAM) 				33.41
N.	Number of Contracts				36,174
O.	Total Subsequent Receivables Sold as of
	Related Cutoff Dates
	1.	Level Pay Balance			0.00
	2.	Last Scheduled Payment Balance		0.00
	3.	Total					0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction		1,258,698.15
	2.	Prepayments in Full			275,152.72
	3.	Repurchased Receivables Principal 	0.00
	4.	Repurchased Receivables Interest	0.00
B.	Total Collections for Precomputed Contracts 	1,518,155.22
C.	Precomputed Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal			0.00
	2.	Repurchased Receivables Principal 	0.00
	3.	Repurchased Receivables Interest	0.00
	4.	Last Scheduled Payment Principal
		Paid in Full Prior to Month of
		Maturity				0.00
	5.	Last Scheduled Payment Principal
		Due on Loans Matured This Month		0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction			18,200,885.58
	2.	Collected Principal			18,194,834.65
	3.	Collected Interest			2,673,955.99
	4.	Repurchased Receivables Principal 	303,452.60
	5.	Repurchased Receivables Interest	2,650.06
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal			633,339.86
	2.	Repurchased Receivables Principal 	0.00
	3.	Repurchased Receivables Interest	0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of
		Maturity				633,339.86
	5.	Last Scheduled Payment Principal
		Due on Loans Matured This Month		58,514.72
F.	Yield Supplement Information
	1.	Yield Supplement Amount 		0.00
	2.	Specified Yield Supplement
		Account Balance				0.00
G.	Yield Supplement Over Collateralization		20,272,702.02
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)			214,072.84
		b.	Payments Due Prior to
			Cutoff Date on Subsequent
			Receivables Sold This Period	0.00
		b.	Current Month Actuarial
			Advances 			80,516.60
		c.	Reimbursement of Actuarial
			Advances (or payments due
			prior to Cutoff Date)		66,336.83
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)			228,252.61
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled
			Payment Advances		7,047.55
		b.	Current Month Last Scheduled
			Payment Advances		0.00
		c.	Reimbursement of Last
			Scheduled Payment Advances 	0.00
		d.	Ending Last Scheduled
			Payment Advances		7,047.55
	3.	Simple Interest Loans - Last
		Scheduled Payment Advances
		a.	Beginning Last Scheduled
			Payment Advances		33,856.22
		b.	Current Month Last Scheduled
			Payment Advance			44,293.31
		c.	Reimbursement of Last
			Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment
			Advances			78,149.53
	4.	Net Servicer Advances 			58,473.08
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance				(38,160.51)
	2.	Payahead Balance of Loans Defaulted
		this Period				508.78
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold
		This  Period				0.00
	4.	Ending Payahead Balance 		256,558.85
J.	Rule of 78s Payment				0.00
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)					6.555%
L.	Weighted Average Remaining Maturity (WAM)	32.49
M.	Remaining Number of Receivables			35,415
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1020 	2.88%		17,783,283.00 	3.55%
	2.	60-89 Days
		Delinquent	258 	0.73%		4,549,247.44 	0.91%
	3.	90 Days or more
		Delinquent	198 	0.56%		3,716,588.19 	0.74%
	Net Loss and Defaulted
	Receivables Information
O.	1.	Vehicles Repossessed
		During Month 	71 			862,013.50
	2.	Loans Defaulted
		During the
		Month		112
	3.	Level Payment Principal Balance
		of Defaulted Receivables		1,438,623.49
	4.	Last Scheduled Payment Principal
		Balance of Defaulted Receivables	520,323.34
	5.	Level Payment Liquidation Proceeds	311,678.23
	6.	Last Scheduled Payment Liquidation
		Proceeds				6,049.11
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables			597,746.74
P.	Pool Balances
	1.	Total Pool Balance			500,524,354.77
	2.	Level Pay Pool Balance			411,302,608.76
	3.	Last Scheduled Payment Pool Balance	89,221,746.01
	4.	Deferred Receivables			0.00
Q.	Principal Balance of Subsequent Receivables
	Sold This Period As of Subsequent
	Transfer Date
	1.	Level Pay Balance			0.00
	2.	Last Scheduled Payment Balance		0.00
	3.	Total Principal Balance			0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income		20,027.01
B.	Collection Account Investment Income		26,478.02
C.	Payahead Account Investment Income		363.02
D.	Yield Supplement Account Investment Income	0.00

V.  COLLECTIONS
A.	Level Payments Received
	(Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 		1,518,155.22
	2.	Collected Principal on Simple
		Interest Contracts (Level
		Payment Only)				18,194,834.65
	3.	Collected Interest on Simple
		Interest Contracts (Level
		Payment Only) 				2,673,955.99
							22,386,945.86

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)				633,339.86
C.	Net Change in Payahead Account Balance 		38,160.51
D.	Net Liquidation Proceeds and Recoveries
	Received 					915,474.08
E.	Principal and Interest on Purchased or
	Repurchased Contracts 				306,102.66
F.	Exclusion of Rule of 78's Payments 		0.00
G.	Net Servicer Advances/(Reimbursements) 		58,473.08
H.	Yield Supplement Amount 			0.00
I.	Available Funds					24,338,496.05

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal		21,109,236.89
	2.	Principal Carrryover Shortfall		0.00
	3.	Total Principal Distribution Amount	21,109,236.89
B.	Total Required Payment
	1.	Total Servicing Fee  			1,436,011.12
	2.	Accrued Note Interest  Due
		a.	Class A-1			0.00
		b.  	Class A-2			0.00
		c. 	Class A-3 			1,023,420.00
		d.	Class A-4			997,369.68
		e.	Class B 			404,012.82
		f.	Total Accrued Note Interest	2,424,802.50
	3.	Principal Distribution Amount Due
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3			21,109,236.89
		d.	Class A-4			0.00
		e.	Class B 			0.00
		f.	Total Principal
			Distribution Amount		21,109,236.89
	4.	Total Required Payment 			24,970,050.51
	5.	Available Funds				24,338,496.05
	6.	Reserve Account TRP Draw Amount		631,554.46
	7.	Total Available Funds			24,970,050.51
C.	Current Period Payments
	1.	Servicing Fee paid			1,436,011.12
	2.	Interest Paid
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			1,023,420.00
		d.	Class A-4			997,369.68
		e.	Class B				404,012.82
		f.	Total Interest Paid		2,424,802.50
	3.	Remaining Available Funds		21,109,236.89
	4.	Principal Payments
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			21,109,236.89
		d.	Class A-4			0.00
		e.	Class B				0.00
		f.	Total Principal Payments	21,109,236.89
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			0.00
		d.	Class A-4			0.00
		e.	Class B				0.00
		f.	Total Interest Carryover
			Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			0.00
		d.	Class A-4			0.00
		e.	Class B				0.00
		f.	Total Principal Carryover
			Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance	16,373,567.19
	3.	Plus: Reserve Account Investment
		Income					20,027.01
	4.	Less: Reserve Account Advance
		Draw Amount				0.00
	5.	Less: Reserve Account TRP Draw Amount	631,554.46
	6.	Reserve Account Balance before
		Deposit to Reserve Account		15,762,039.74
	7.	Specified Reserve Account Balance	22,617,553.64
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 	6,855,513.90
	9.	Funds Available for Deposit to
		Reserve Account				0.00
	10.	Amount Deposited to Reserve Account	0.00
	11.	Reserve Account Investment Income
		Released to Seller			0.00
	12.	Ending Reserve Account Balance		15,762,039.74
F.	Excess Funds Deposited to Certificate
	Distribution Account				0.00
G.	Total Distributions				24,970,050.51

VII.  POOL BALANCES AND PORTFOLIO INFORMATION
					Beginning	End
A.	Balances and Principal Factors	of Period	of Period
	1.	Total Pool Balance	523,213,345.23 	500,524,354.77
	2.	Total Pool Factor	0.4887515	0.4675569
	3.	Level Pmt Pool Bal	432,779,421.30 	411,302,608.76
	4.	Level Pmt Pool Factor	0.4491919	0.4269006
	5.	Last Sched Pmt Pool
		Bal			90,433,923.93 	89,221,746.01
	6.	Note Balance
		a.	Class A-1 	0.00 		0.00
		b.  	Class A-2 	0.00 		0.00
		c. 	Class A-3 	181,136,283.64 	160,027,046.75
		d.	Class A-4	174,467,000.00 	174,467,000.00
		e.	Class B		65,339,000.00 	65,339,000.00
		e.	Total		420,942,283.64 	399,833,046.75
	7.	Pool Factor
		a.	Class A-1 	0.0000000	0.0000000
		b.  	Class A-2 	0.0000000	0.0000000
		c. 	Class A-3 	0.6966780	0.6154886
		d.	Class A-4	1.0000000	1.0000000
		e.	Class B		1.0000000	1.0000000
	8.	Certificate Balance	80,418,606.00 	80,418,606.00
	9.	Certificate Pool
		Factor			1.0000000	1.0000000
	10.	Total Note and
		Certificate Balance	501,360,889.64	480,251,652.75
	11.	Yield Supplement Over
		Collatralization	21,852,455.59	20,272,702.02

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		6.537% 		6.555%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	33.41 		32.49
	3.	Remaining Number of
		Receivables		36,174 		35,415


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period		1,640,710.71
B.	Realized Losses for Collection Period
	Less Recoveries					1,042,963.97
C.	Cumulative Losses for all Periods  		31,506,810.41
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1020 	2.88%		17,783,283	3.55%
	2.	60-89 Days
		Delinquent	258 	0.73%		4,549,247	0.91%
	3.	90 Days or more
		Delinquent	198 	0.56%		3,716,588	0.74%
	4.	Vehicles Repossessed
		During Collection
		Period		71 	0.20%		862,014


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses
	to Pool Balance for Each Collection Period
	1.	Second Preceding Collection Period	4.29%
	2.	Preceding Collection Period		3.67%
	3.	Current Collection Period 		3.76%
	4.	Three Month Average 			3.91%

B.	Annualized Net Loss				2.39%

C.	Ratio of Balance of Contracts Delinquent
	60 Days or More to the Pool Balance as of
	the End of the Collection Period.
	1.	Second Preceding Collection Period	1.35%
	2.	Preceding Collection Period		1.37%
	3.	Current Collection Period 		1.58%
	4.	Three Month Average 			1.43%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections		23,935,759.80
	2.	Yield Supplement Amount from MMCA	0.00
	3.	Net Servicer Advances (if positive) 	58,473.08
	4.	Reserve Account Draw for Total
		Required Payment 			631,554.46
	5.	Deposit from Payahead Account  		38,160.51
	6.	Collection Account Investment Income  	26,478.02
	7.	Total Transfers Into Collection
		Account					24,690,425.87
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee		1,436,011.12
		b.	Rule of 78's Payment		0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date			0.00
		d.	Less:  Total Principal and
			Interest on Repurchases
			(Netted from Amounts
			Due Servicer) 			(306,102.66)
		e.	Total To Servicer (Net of
			Total Repurchases)		1,129,908.46

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)		23,534,039.39
	3.	Deposit to Payahead Account 		0.00
	4.	Deposit to Reserve Account 		0.00
	5.	Deposit To Certificate
		Distribution Account
		a.	Excess Funds			0.00
		b.	Collection Account
			Investment Income		26,478.02
		c.	Total to Certificate
			Distribution Account		26,478.02
	6.	Total Transfers from Collection
		Account					24,690,425.87

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account		16,373,567.19
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from
		Available Funds 			0.00
	2.	Reserve Account Investment Income 	20,027.01
	3.	Total Transfers Into Reserve Account	20,027.01
C.	Total Transfers In and Beginning Balance	16,393,594.20
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve
		Account Advance Draw Amount		0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  	631,554.46
	3.	Reserve Account Investment Income
		to Seller (MART)  			0.00
	4.	Total Transfers From Reserve Account	631,554.46
E.	Ending Balance					15,762,039.74
F.	Total Distributions and Ending Balance		16,393,594.20

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account		294,719.36
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from
		Collection Account 			0.00
	2.	Payahead Account Investment Income 	363.02
	3.	Transfer from Pre-Funding Account
		for Subsequent Receivables		0.00
	4.	Total Transfers Into Payahead Account	363.02
C.	Total Transfers In and Beginning Balance	295,082.38
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to
		Collection Account 			38,160.51
	2.	Transfer Investment Income to
		Servicer 				363.02
	3.	Total Transfers From Payahead Account	38,523.53
E.	Payahead Account Ending Balance 		256,558.85
F.	Total Distributions and Ending Balance		295,082.38

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement
	Account 					0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account
		Investment Income   			0.00
	2.	Total Transfers Into Yield
		Supplement Account			0.00
C.	Total Transfers and Beginning Balance  		0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to
		Collection Account (if not
		paid by MMCA) 				0.00
	2.	Transfer Investment Income to
		Seller (MART)  				0.00
	3.	Transfer Reduction in Specified
		Yield Supplement Account Balance
		to Seller (MART)			0.00
	4.	Total Transfers From Yield
		Supplement Account			0.00
E.	Specified Yield Supplement Account
	Ending Balance 					0.00
F.	Total Distributions and Ending Balance		0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account			23,534,039.39
	2.	Total Transfers Into Note
		Payment Account				23,534,039.39
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 			0.00
		b.  	Class A-2 			0.00
		c. 	Class A-3 			22,132,656.89
		d.	Class A-4			997,369.68
		e.	Class B				404,012.82
		f.	Total Payments to
			Noteholders			23,534,039.39
	2.	Ending Balance of Note Payment Account	0.00
C.	Total Distributions and Ending Balance		23,534,039.39

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account			0.00
	2.	Collection Account Investment Income	26,478.02
	3.	Total Transfers into Certificate
		Distribution Account			26,478.02
B.	Distributions from Certificate
	Distribution Account
	1.	Payments to Certificateholders		26,478.02
	2.	Ending Balance				0.00
C.	Total Distributions and Ending Balance		26,478.02

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account			23,534,039.39
	2.	To Servicer (MMCA) 			1,129,908.46
	3.	To Payahead Account			0.00
	4.	To Reserve Account 			0.00
	5 	To Certificate Distribution Account	26,478.02
	6.	Total Distributions From
		Collection Account			24,690,425.87

B.	Distributions From Reserve Account
	1.	To Collection Account 			0.00
	2.	To Seller (MART)			0.00
	3.	To Servicer (MMCA)			0.00
	4.	Total Distributions From Reserve
		Account

C.	Distributions From Payahead Account
	1.	To Collection Account			38,160.51
	2.	Investment Income to Servicer (MMCA) 	363.02
	3.	Total Distributions From
		Payahead Account			38,523.53

D.	Distributions From Yield Supplement Account
	1.	To Collection Account			0.00
	2.	Investment Income to Seller (MART)	0.00
	3.	Reduction in Specified Yield
		Supplement Account Balance
		to Seller (MART)			0.00
	4.	Total Distributions From
		Yield Supplement Account		0.00

E.	Total Distributions From All Accounts		24,728,949.40
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account			23,534,039.39
	2.	Servicer (MMCA)				1,130,271.48
	3.	Seller (MART)				0.00
	4.	Collection Account 			38,160.51
	5.	Certificate Distribution Account	26,478.02
	6.	Reserve Account				0.00
	7.	Payahead Account			0.00
	8.	Yield Supplement Account		0.00
	9.	Total Distributions From All
		Accounts				24,728,949.40